UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 30, 2006 (June 26, 2006)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation.

Effective June 26, 2006, Chesapeake Energy Corporation (the “Company”) filed a Certificate to Eliminate Certificates of Designation with the Oklahoma Secretary of State to eliminate from the Company’s Certificate of Incorporation all matters set forth in the Company’s Certificate of Designation of 6.75% Cumulative Convertible Preferred Stock filed with the Oklahoma Secretary of State on November 13, 2001 with respect to the series of preferred stock of the company’s designated 6.75% Cumulative Convertible Preferred Stock, par value $0.01 per share, and the Company’s Certificate of Designation of 6.00% Cumulative convertible Preferred Stock filed with the Oklahoma Secretary of State on March 3, 2003 with respect to the series of preferred stock of the Company’s designated 6.00% Cumulative Convertible Preferred Stock, par value $0.01 per share. The Certificate to Eliminate the Certificates of Designation is attached hereto as Exhibit 3.1.

Section 9 – Financial Statements and Exhibits
Item 9.01 Final Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Document Description

3.1	Certificate to Eliminate Certificates of Designation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ AUBREY K. MCCLENDON
Aubrey K. McClendon Chairman of the Board and Chief Executive Officer

Date:	June 30, 2006

EXHIBIT INDEX
Exhibit No.	Document Description

3.1	Certificate to Eliminate Certificates of Designation

4